Exhibit 99.1

INVESTOR PRESENTATION May 2023

Disclaimers

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "proposed business combination") among (i) AUM Biosciences Limited ("Holdco"), (ii) AUM Biosciences Subsidiary Pte. Ltd., (iii) AUM Biosciences Delaware Merger Sub, Inc., (iv) AUM Biosciences Pte. Ltd. ("AUM") and (v) Mountain Crest Acquisition Corp. V ("Mountain Crest") and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will AUM, Mountain Crest or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither AUM nor Mountain Crest has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of AUM or the proposed business combination. Viewers of this presentation should each make their own evaluation of AUM and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by AUM and Mountain Crest and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This presentation contains trademarks, service marks, trade names and copyrights of AUM, Mountain Crest and other companies, which are the property of their respective owners.

Forward-looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of AUM's and Mountain Crest's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AUM and Mountain Crest. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Mountain Crest or AUM is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to AUM; the effects of competition on AUM's future business; the amount of redemption requests made by Mountain Crest's public stockholders; the ability of Mountain Crest or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Mountain Crest's final prospectus dated November 12, 2021 under the heading "Risk Factors," and other documents of Mountain Crest filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Mountain Crest nor AUM presently know or that Mountain Crest and AUM currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Mountain Crest's and AUM's expectations, plans or forecasts of future events and views as of the date of this presentation. Mountain Crest and AUM anticipate that subsequent events and developments will cause Mountain Crest's and AUM's assessments to change. However, while Mountain Crest and AUM may elect to update these forward-looking statements at some point in the future, Mountain Crest and AUM specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Mountain Crest's and AUM's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections

This presentation contains projected financial information with respect to AUM. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Mountain Crest nor the independent registered public accounting firm of AUM, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Mountain Crest with the SEC. All AUM historical financial information included herein is preliminary and subject to change pending finalization of audits of AUM for the fiscal years ended March 31, 2022 and 2021 in accordance with PCAOB auditing standards.

Additional Information and Where to Find It

In connection with the transaction described herein, Holdco and Mountain Crest will file relevant materials with the SEC, including the Registration Statement on Form F-4 and a proxy statement. The proxy statement and a proxy card will be mailed to stockholders of Mountain Crest as of a record date to be established for voting at the stockholders' meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement on Form F-4 and proxy statement without charge from Holdco and Mountain Crest. The Registration Statement on Form F-4 and proxy statement, once available, may also be obtained without charge at the SEC's website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF MOUNTAIN CREST ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT MOUNTAIN CREST WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MOUNTAIN CREST, AUM AND THE TRANSACTIONS.

Participants in Solicitation

AUM, Mountain Crest, certain shareholders of Mountain Crest, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Mountain Crest common stock in respect of the proposed transaction. Information about Mountain Crest's directors and executive officers and their ownership of Mountain Crest's common stock is set forth in Mountain Crest's Registration Statement on Form S-1 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

AUMBIOSCIENCES 2

Risk Factors

The risks presented below are certain of the general risks related to the AUM, Mountain Crest and the proposed business combination, and such list is not exhaustive. The list below has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination and not for any other purposes. You should carefully consider these risks and uncertainties and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in Holdco before making an investment decision. Risks relating to the business of AUM will be disclosed in future documents filed or furnished by Holdco and Mountain Crest with the SEC, including the documents filed or furnished in connection with the proposed business combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the securities of Holdco and Mountain Crest and the proposed business combination, and may differ significantly from, and be more exhaustive than, those presented below. All references to "we," "us" or "our" refer to the business of AUM prior to the closing of the proposed business combination and to Holdco following the closing of the proposed business combination.

Risks Related to AUM

Risks Related to AUM's Business, Financial Condition, and Need for Additional Capital

- We are in the early stages of clinical drug development and have a limited operating history and no products approved for commercial sale, which may make it difficult for you to evaluate our current business and predict our future success and viability.
- AUM has incurred net losses since inception and expects to continue to incur significant net losses for the foreseeable future.
- We will require substantial additional capital to finance our operations. If we are unable to raise such capital when needed, or on acceptable terms, we may be forced to delay, reduce, and/or eliminate one or more of our research and drug development programs or future commercialization efforts.

Risks Related to the Discovery, Development, and Commercialization of AUM's Product Candidates

- We are dependent on the success of our product candidates, including our lead product candidate, AUM001, which is currently being evaluated in a Phase II clinical trial with planning for an additional trial subject to funding availability. If we are unable to obtain approval for and commercialize our product candidates for one or more indications in a timely manner, our business will be materially harmed.
- The outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials, and the results of AUM's clinical trials may not satisfy the requirements of the FDA, EMA or other comparable foreign regulatory authorities.
- Our clinical trials may reveal serious adverse events, toxicities, or other side effects of our current and any future product candidates that result in a safety profile that could inhibit regulatory approval or market acceptance of our product candidates.
- The clinical trials of our current and any future product candidates may not demonstrate safety and efficacy to the satisfaction of regulatory authorities or otherwise be timely conducted or produce positive results.

Risks Related to Regulatory Approval and Other Legal Compliance Matters for AUM's Product Candidates

- The regulatory approval processes of the FDA, EMA and other comparable foreign regulatory authorities are lengthy, time consuming and inherently unpredictable. If AUM is ultimately unable to obtain regulatory approval of its product candidates, AUM will be unable to generate product revenue and its business will be substantially harmed.
- Our product candidates may not achieve adequate market acceptance among physicians, patients, healthcare payors, and others in the medical community necessary for commercial success.
- Many of our additional internal programs, including AUM601, are at earlier stages of development than AUM001 and may fail in development or suffer delays that adversely affect their commercial viability.
- If our competitors develop and market products that are more effective, safer, or less expensive than our product candidates, our commercial opportunities will be negatively impacted.
- We may not succeed in our efforts to expand our pipeline of product candidates and develop marketable products.
- Our product candidates may cause undesirable side effects or have other properties that could prevent their regulatory approval or result in significant negative consequences.
- Even if we obtain regulatory approval for a product candidate, our products will remain subject to extensive regulatory scrutiny.
- Healthcare legislative measures aimed at reducing healthcare costs may have a material adverse effect on our business and results of operations.
- If we fail to comply with healthcare laws, we could face substantial penalties and our business, operations, and financial conditions could be adversely affected.
- Our employees, independent contractors, consultants, commercial partners and vendors may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements.

Risks Related to AUM's Employee Matters, Managing Growth and Other Risks Related to AUM's Business

- If we are unable to establish sales or marketing capabilities or enter into agreements with third parties to sell or market our product candidates after any approvals, we may not successfully sell or market our product candidates that obtain regulatory approval.
- Our international operations may expose us to business, regulatory, political, operational, financial, pricing, and reimbursement risks associated with doing business outside of the United States.

Risks Related to AUM's Intellectual Property

- If we are unable to obtain, maintain or protect intellectual property rights in any products we develop or if the scope of the intellectual property protection obtained is not sufficiently broad, third parties could develop and commercialize products and technology similar or identical to ours, and we may not compete effectively in our market.
- Changes in patent law could diminish the value of patents in general, thereby impairing our ability to protect our product candidates.
- If we fail to comply with our obligations in the agreements under which we license intellectual property rights from third parties or otherwise experience disruptions to our business relationships with our licensors, we could lose the ability to continue the development and commercialization of our product candidates.
- We may become involved in disputes or lawsuits to protect or enforce our patents or other intellectual property, which could be expensive, time-consuming, unsuccessful, and lead to challenges to our intellectual property ownership.
- If the FDA or comparable foreign regulatory authorities approve generic versions of any of our product candidates that receive marketing approval, or such authorities do not grant our products sufficient, or any, periods of exclusivity before approving generic versions of our products, the sales of our products could be adversely affected.

Risks Related to AUM's Dependence on Third Parties

- We rely on third parties to conduct our clinical trials and those third parties may not perform satisfactorily, including failing to comply with regulatory requirements and failing to meet deadlines for the completion of such trials, research and studies.
- We contract with third parties for the production of AUM001 and our other product candidates for preclinical studies and our ongoing clinical trials, and expect to continue to do so for additional clinical trials and ultimately for commercialization and for additional product candidates. This reliance on third parties increases the risk that we will not have sufficient quantities of our product candidates or drugs or such quantities at an acceptable cost, or that such product may be non-compliant with our specifications or with regulatory requirements, any of which could delay, prevent, or impair our development or commercialization efforts.

Other General Risks Applicable to AUM

- The COVID-19 pandemic could adversely impact our business including our ongoing and planned clinical trials and preclinical research.
- Business disruptions could seriously harm our future revenue and financial condition and increase our costs and expenses.

AUMBIOSCIENCES 3

Risks Related to Holdco • Currently, there is no public market for Holdco’s ordinary shares. Investors cannot be sure that an active trading market wil l d evelop for or of the market price of Holdco ordinary shares they will receive or that Holdco will successfully obtain authori zat ion for listing on the Nasdaq. • Holdco’s share price may be volatile and could decline substantially. • Holdco will issue ordinary shares as consideration for the proposed business combination, and Holdco may issue additional ord ina ry shares or other equity or convertible debt securities without approval of the holders of Holdco ordinary shares, which wou ld dilute existing ownership interests and may depress the market price of Holdco ordinary shares. • The requirements of being a public company may strain Holdco’s resources, divert Holdco management’s attention and affect Hol dco ’s ability to attract and retain qualified board members. • It is not expected that Holdco will pay dividends in the foreseeable future after the proposed business combination. • Holdco will be a foreign private issuer within the meaning of the rules under the Securities Exchange Act of 1934, as amended , a nd as such it is exempt from certain provisions applicable to domestic public companies in the United States. • As an exempted company incorporated in the Cayman Islands, Holdco is permitted to adopt certain home country practices in rel ati on to corporate governance matters that differ significantly from Nasdaq corporate governance listing standards; these practi ces may afford less protection to shareholders than they would enjoy if Holdco complied fully with Nasdaq corporate governance listing standards. • You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be li mit ed, because Holdco is an exempted company incorporated under the laws of the Cayman Islands, Holdco conducts substantially al l o f its operations and a majority of its directors and executive officers (or candidates) reside outside of the United States. • Holdco will be required to meet the initial listing requirements to be listed on the Nasdaq Stock Market. However, Holdco may be unable to maintain the listing of its securities in the future. Risk Factors 4

AUM Biosciences Vishal Doshi Chairman & Chief Executive Officer Harish Dave Chief Medical Officer Mountain Crest Acquisition Corp. V Suying Liu, Ph.D Chairman, Chief Executive Officer, and Chief Financial Officer Today’s Presenters 5

Table of Contents Business Overview 07 Development Overview 17 6

BUSINESS OVERVIEW

Investment Highlights

REVERSING CANCER RESISTANCE

Precision oncology therapeutics designed to reverse cancer resistance through multi-faceted strategies

STRONG LEADERSHIP & BOARD

- 50+ INDs and >150 oncology trials experience
- Notable exits include $1.9B Sirtex sale to China Grand, $2.1B exit to Novo Nordisk
- Experienced team facilitating Alternative Public Offerings – Mountain Crest V

CLINICAL STAGE DIVERSIFIED PIPELINE

- AUM001 | Phase 2 ongoing*
- AUM601 | Phase 2 planned
- AUM302 & AUM003 | IND enabling
- Multiple future candidates in R&D

*see slide 22

GLOBAL STRATEGIC PARTNERSHIPS

- Merck
- Roche
- Newsoara

NON-DILUTIVE CAPITAL RAISED

- Eligible for R&D Rebate from Australian Tax Office of up to AUD $25M
- SGD 10.7M Grant from Singapore Immunology network
- RMB 2.0M from Suzhou Industrial Park Administrative Committee (SIPAC) in China

STRONG FUNDAMENTALS

- Series A – $27M led by Everlife (2021)
- Available cash or cash equivalents of ~$20M driving major milestones through 2023*
- Upfront payments, development milestones & royalties generated through partnerships

*includes a long-term facility of $15M

AUMBIOSCIENCES

8

Strong Momentum For Pipeline Growth ▪ Business Combination with MCAG expected to close Q2 2023 ▪ Anticipated that first patient in (FPI) and proof of concept (POC) Phase 2 (Module 1) completed for AUM001 and AUM601 ▪ Phase 1 trial completed for AUM302 as orphan drug program to Phase 2 trials ▪ Plan to acquire platform technology in 2023 20 21 2023 – 202 4 ▪ $27M USD Series A Led by Everlife Holdings ▪ Preparation for two global Phase 2 programs ▪ China commercialization capabilities ▪ Suzhou SIPAC committee grant of RMB 2M 20 22 ▪ SPAC business combination agreement signed ▪ Clinical collaborations with two major pharma partners ▪ AUM601 Orphan Drug Designation (ODD) granted ▪ AUM302 ODD granted ▪ AUM302 Pediatric Rare Disease Designation 9

Developing a Portfolio of Precision Therapeutics in Line with Industry Trends Targeting superior synergistic effects in combination with well - known treatments Proprietary macrocyclic approach with multiple active sites interfering with various key resistance pathways Small molecules that bind to TRK fusions and their mutated forms Selective inhibition of oncoprotein translation COMBINING THERAPEUTIC STRATEGIES MACROCYCLIC MULTI - KINASE INHIBITORS PAN - SPECIFIC KINASE INHIBITORS mRNA TRANSLATION INHIBITORS 10

Advancing Global Pipeline Designed to Reverse Resistance (Current)

	INDICATION	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PARTNER
AUM001 +Keytruda mRNA translation inhibitor **Target**: MNK1/2	MSS Colorectal Cancer	■	■	■	■	MERCK INVENTING FOR LIFE
AUM001 +Tecentriq mRNA translation inhibitor **Target**: MNK1/2	NSCLC, Urothelial Cancer	■	■	■		Roche
AUM601 Pan-specific kinase inhibitor **Target**: pan TRK	NTRK Naïve and resistant mutation cancers	■	■	■		(주) CMG제약; HANDOK
AUM302 Macrocyclic multi-kinase inhibitor **Target**: PIM/PI3K/mTOR	Neuroblastoma, PIK3CA Mutant cancer	■	■			
AUM003 BBB penetrating mRNA translation inhibitor **Target**: MNK1/2	Glioblastoma, Sarcoma	■	■			

AUMBIOSCIENCES 11

Clinical and Regulatory Milestones Driving Enterprise Value AUM601: Pan - TRK Inhibitor First Patient Dosed in Phase 2 for MSS CRC AUM001: MNK Inhibition 2023 2023 Orphan Drug Designation (ODD) * US FDA and China IND First Patient Dosed 2022 202 3 202 3 20 24 Drug Discovery Collaboration Five Potentially First in Class Targets in Discovery 2023/2024 Early Top Line Data from Module 1 AUM302: Macrocyclic Multi - kinase Inhibitor AUM003: BBB Penetrating MNK Inhibitor US IND & AUS CTN US FDA IND Pediatric Rare Disease Designation ** Orphan Drug Designation (ODD)* Anticipated First Patient Dosed 2022 2023 2024 2022 Phase 1 completion 20 25 2025 Phase 1 Completion * Granted 11 - Aug - 2022 for treatment of solid tumors with NTRK fusion gene 12 * Granted 08 - Nov - 2022 for treatment of Neuroblastoma ** Granted 05 - Jan - 2023 for treatment of Neuroblastoma US FDA IND 2023

Pipeline Addresses Market Opportunity of ~$50B AUM Candidates M ar k e t O pportunity ($ B ) Target Indication AUM302 AUM003 AUM601 AUM001 x 12.0 (1) Breast Cancer x x 10.6 (1) Colorectal Cancer (CRC) x 22.3 (2) NSCLC x 2.9 (3) Neuroblastoma x 2.1 (4) Glioblastoma x 1.12 (5) Sarcoma 13 (1) Globaldata (2) Research & Market NSCLC Market (3) Technavia , Jan. 2019 (Neuroblastoma Market Growth 2019 – 2023). The global neuroblastoma market includes diagnostics, treatments and end - user centres . (4) Grandview research (5) Allied market research

ENTERPRISE VALUE ($M) (1) MARKET CAPITALIZATION ($M) (1) LEAD PHASE LEAD INDICATION PEER $2,995.1 $2,575.9 Phase 1/2 Solid Tumors $15.16 $1,306.7 Phase 2 Solid Tumors / BC $718.1 $1087.7 Phase 1/2 Solid Tumors ($105.7) $502.8 Phase 1/2 Solid Tumors ($84.4) $377.7 Phase 1/2 Solid Tumors Peer Group Analysis (1) Via S&P CapIQ as of 5/5/2023 14

Executive Management Team 15 Board of Directors Management Arjun Oberoi, MD Managing Director, Everstone Capital Matt Devalaraja, PhD Founder, CEO Nipuna Therapeutics Ross Horsburgh, MB ChB Ex - Head of Development, Abbvie , JAPAC Vishal Doshi, MSC Chairman & Ch i ef Execu t ive Officer Founding member | Board of Directors John Patava , PhD Chief Operating Officer Harish Dave, MB, ChB, MBA Chief Medical Officer Founding member | Board of Directors Harven DeShield , PhD, JD Head, IP & Strategy Scott Jordan, MBA Head, Corporate Development Management Board of Directors

Globally Renowned Scientific Advisors



Prof. Pierce Chow
Director of the Academic Multi-Disciplinary Liver Cancer Clinic at NCCS

National Cancer Centre Singapore
SingHealth



Prof. David Hong
Deputy Chair, The University of Texas MD Anderson Cancer Centre

THE UNIVERSITY OF TEXAS
MD Anderson Cancer Center
Making Cancer History



Prof. Josep Tabernero
Head, Medical Oncology Department Vall d'Hebron University

Vall d'Hebron



Prof. John L. Marshall
Chief, Hematology and Oncology, Georgetown University

GU Medical Center
Duke



Dr. Vijayapal Reddy
Head of Cancer Non-Clinical Safety Assessment at Eli Lilly

Lilly
SANOFI



Prof. Chris Proud
Professor, Molecular and Biomedical Science, University of Adelaide

SAHMRI
South Australian Health & Medical Research Institute



Dr. Pillay Premkumar
Singapore Brain Spine Nerves Centre

Cleveland Clinic



Prof. Peter Lobie
Co-director, Centre for Precision Medicine & HC Research Centre at TBSI

TBSI
neuren pharmaceuticals



Dr. Alan Prem Kumar
Research Expert in Nuclear Receptor Signaling in breast cancer biology

NUS
National University of Singapore

AUMBIOSCIENCES
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DEVELOPMENT OVERVIEW

AUM001

AUM001: Key Highlights

SELECTIVE INHIBITOR AND VALIDATED TARGET ENGAGEMENT

- ~99% selectivity to MNK[(1)]
- Targets eIF4E overexpression

STRONG STRATEGIC INTEREST FROM INDUSTRY

- Global clinical collaborations with Merck and Roche
- On track to achieve FPI for Phase 2 trial in 2H 2022

DIFFERENTIATED FROM CURRENT TREATMENT OPTIONS

- In Phase 1 Trial, No Grade 3 or higher AEs
- Longer t1/2 & AUC compared to tomivosertib
- Monotherapy activity in CRC, ALL, and Pancreatic Cancer

TARGETING 80-85% CRC POPULATION

- Strong data to support further development in providing a meaningful treatment option for 80-85% of CRC patients

(1) Via ProfilerPro Kinase Assay, 192 diverse kinases tested

AUMBIOSCIENCES 19

AUM001

AUM001: mRNA Translation Inhibitor

PROPOSED MECHANISM OF ACTION

eIF4E overexpression is associated with cellular transformation, **tumorigenesis** and **metastatic progression**

MNK phosphorylates **eIF4E,** which **facilitates the translation of mRNAs** of specific growth signal and oncoproteins

MNK inhibition targets eIF4E to block key **oncogenic and resistance mechanisms**


AUM001
MNK
eIF4E
eIF4G
eIF4A
Selective translation of proteins promotes cancer
T-cell dysfunction
Cell Proliferation
Anti-apoptosis
Stem Cell Renewal
Metastasis

Glossary: MNK - Mitogen-activated protein kinase (MAPK) interacting protein kinases; mRNA - Messenger ribonucleic Acid (responsible for protein synthesis); eIF4E - critical component of translation machinery

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Single Ascending Dose - Double blind, randomized, within subject placebo - controlled SAD study (Singapore) 17 subjects FASTED FED Safety and PK review AUM 001 (N= 14 ) and placebo (N= 13 ) 10 mg 20 mg 10 mg TRIAL DESIGN Screening (30 days) 5 mg every other day for 13 days Cohort 1 10 mg every other day for 13 days Cohort 2 20 mg every other day for 13 days Cohort 3 Follow - up ( 72 hours + 45 days) Sentinel pair Remainder of cohort • No Grade 3 events or SAEs • No evidence of cardiotoxicity or hepatic toxicity • No observable difference in safety between any arm and Placebo subjects • No observable dose dependence in incidence of treatment emergent adverse events (TEAE) • Highly favourable safety profile and no AUM 001 related serious adverse events (SAEs) • Dose dependent target engagement Multiple Ascending Dose - Sentinel pairing, double blind, placebo - controlled MAD study (Australia) KEY CONCLUSIONS AUM 001 : Two Phase 1 Trials Completed 21

Q2 2022 US IND Q4 2022 AUS CTN Q2 2023 FPI (Module 1 Monotherapy) Q4 2023 Topline readout (Module 1 Monotherapy) AUM001+ Keytruda CRC Monotherapy 1419 + AZA R /R A M L / M D S Start Q 2 202 3 2H 2022 Start Q 1 2024 Module 1 Run - In Combination (AUM001+Pembrolizumab) Combination (AUM001+Irinotecan) Start Q2 2023 Module 2 Cohort Expansion (AUM 001 +Keytruda) mCRC (All) AUM 001 + Irinotecan MSS CRC AUM001+ Pembrolizumab Key Milestones International clinical trial sites: AUM 001 : Global Phase 2 in MSS CRC 22

▪ Orphan Drug Designation granted ▪ No neurotoxicity observed to date ▪ Once daily dosing ▪ Highly selective and potent against TRK (281 Kinases) ▪ Potential superiority to larotrectinib , selitrectinib , entrectinib & repotrectinib ▪ Inhibits TRKA/B/C fusion, and solvent front, gatekeeper and xDFG mutations of TRKs ▪ Robust activity in preclinical models at well - tolerated doses ▪ 22 X higher concentration of drug in tumors as compared to plasma. Higher tumor exposure in vivo (1) ▪ Superior PK compared to Larotrectinib (1) ▪ Favorable AE profile (no DLTs) ▪ Established dose dependency AUM 601 : Key Highlights 24 (1) Based on AUM pre - clinical results DIFFERENTIATED FROM CURRENT TREATMENT OPTIONS TARGETING FUSIONS AND MUTATIONS OPTIMIZED PK PROFILE – PRE - CLINICAL

POTENTIAL MECHANISM OF ACTION AUM 601 is believed to selectively inhibits both fusion and resistance mutations TRK fusions are strongly associated with tumorigenesis Resistance emergence has been observed through solvent front, gatekeeper and xDFG mutations AUM 601 : Pan - Specific TRK Inhibitor 25

AUM601

AUM601: Addressing Current Challenges

Larotrectinib

- Long Treatment duration
- Potential neurotoxicity concerns
- 32% of patients in larotrectinib clinical trials acquired resistance with treatment[(1)]

Selitrectinib

- 65% patients in selitrectinib program were observed with more CNS-related side effects including dizziness[(2)]
- Some patients may have tolerability issues with selitrectinib, which can contribute to clinical trial drop out

Repotrectinib

- Current dose level in clinics is far higher than the pre-clinical efficacy dose

AUM601

- Improved safety and PK profiles expected from ongoing clinical studies
- Favorable adverse effects profile (lack of brain penetration = lack of neurological toxicity) observed to date
- Expected to be used in patients that have acquired resistance with TRK fusion-positive cancer after using larotrectinib
- Potentially better dosage regime and therapeutic index

AUMBIOSCIENCES

[(1)] *Via Drilon A, et al. Efficacy of Larotrectinib in TRK Fusion-Positive Cancers in Adults and Children. N Engl J Med. 2018 Feb 22;378(8):731-739.*
[(2)] *Via Hyman D, Kummar S, Farago A, et al. Abstract CT127: Phase I and expanded access experience of LOXO-195 (BAY 2731954), a selective next-generation TRK inhibitor (TRKi). Cancer Res. 2019;79:CT127; Lim JSJ, Tan DSP. TRK inhibitors: managing on-target toxicities. Ann Oncol. 2020 Sep;31(9):1109-1111.*

26

TPM 3 - NTRK 1 Fusion ETV - NTRK 3 Fusion NTRK Gatekeeper Mutation NTRK Solvent Front Mutation Comparison of Activity Versus Larotrectinib & : 601 AUM ) 1 ( Selitrectinib 27 (1) Based on AUM pre - clinical results

Phase 1 Completed All comers ▪ 17 patients ▪ No neurotoxicity observed ▪ RP 2 D established at 300 mg/kg Phase 2 ▪ First patient to enroll in 2023 ▪ TRK fusion and mutation patients ▪ Basket trial ▪ Multinational trial in ~ 25 sites ▪ 1 st line ex US and EU ▪ 2 nd line in US and EU ▪ Orphan designation Q 3 2022 * ▪ CN and US IND Q 1 2023 * Granted 08/11/2022 for treatment of solid tumors with NTRK fusion gene AUM 601 : Phase 2 Plan 28

AUM302

AUM302: Key Highlights

POTENTIALLY DIFFERENTIATED FROM CURRENT TREATMENT OPTIONS

- Potential first-in-class small molecule targeting PIM, PI3K and mTOR
- US FDA Orphan Drug Designation (ODD) granted for treatment of neuroblastoma
- Low nanomolar IC50s in breast cancer (0.03-10) & neuroblastoma (0.01-0.8)[(1)]

TARGETING SOLID TUMORS

- ~100x Sensitivity in lung cancer compared to Alpelisib in *in-vitro studies*[(1)]
- ~80% TGI in breast cancer[(1)]

PROPRIETARY MACROCYCLIC CHEMISTRY

PATENTED

- A unique and patented macrocyclic structure combining 3 key pharmacophores

FIRST-TO-MARKET REGISTRATION STRATEGY

- Opportunity to be the **FIRST** multi-kinase inhibitor class of drug in Neuroblastoma
- Superiority to Alpelisib, if proven, may open opens a huge breast cancer opportunity
- Strong data supporting NSCLC development

[(1)] Based on AUM pre-clinical results

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AUM302: Macrocyclic Multi-Kinase Inhibitor

PROPOSED MECHANISM OF ACTION

PI3K, PIM and mTOR are **key oncogenic drivers**

PIM kinases amplify oncogenic transformation through substrates shared with the PI3K & mTOR pathways

Activation of PIM offers a **bypass mechanism** for cancers treated with PI3K & mTOR inhibitors

A **macrocyclic multi-kinase inhibitor** that interferes with key overlapping oncogenic and resistance mechanisms



IL Receptor
GPCRs
RTK
AUM302
PIM
PI3K
AKT
mTOR
Cell survival
Cell metabolism
Cell proliferation
Cell growth and angiogenesis

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HER2+, PIK3CA Mutant Breast Cancer Neuroblastoma (2) ▪ Mean TGI was 79 % with AUM 302 treatment ▪ No body weight changes ▪ Significant inhibition of tumor growth with AUM 302 and cisplatin combined in sub - therapeutic doses ▪ No body weight changes Patient Derived Lung Cancer Data Alpelisib Cisplatin Paclitaxel AUM302 Cell Line IC 50 7.938.E - 06 1.035.E - 04 1.120.E - 12 2.942.E - 07 AMB - LC - 0007T 9.853.E - 07 3.665.E - 09 N/A 2.706.E - 08 AMB - LC - 00015 T ▪ IC 50 of AUM 302 lower than alpelisib AUM 302 : In - Vitro Evidence Suggests More Durable ) 1 ( Tumor Responses - Anti 32 (1) Based on AUM pre - clinical results (2) Via Mohlin, S; Hansson, K; Radke, K, et al. Anti - tumor effects of PIM/PI 3 K/mTOR triple kinase inhibitor IBL - 302 in neuroblastoma. EMBO Mol Med (2019) 11 :e 10058 https://doi.org/ 10.15252 /emmm. 201810058

DIFFERENTIATED APPROACH FROM CURRENT TREATMENT OPTIONS ▪ BBB - penetrating ▪ Potentially superior cytotoxicity with current MNK inhibitors ▪ Monotherapy in glioblastoma with low nM IC50 ▪ Potentially strong synergistic effects with temozolomide POTENTIALLY APPLICABLE AS COMBINATION THERAPY ▪ A targeted approach for > 65 % of glioblastoma (GBM) patients with limited response to temozolomide ▪ Synergy with MCL 1 inhibitor in LPS cell line AUM 003 : BBB Penetrating mRNA Translation Inhibitor 34

AUMBIOSCIENCES
Precision. By design.

THANK YOU!

Mr. Vishal Doshi
Founder and CEO - AUM Biosciences

T: +65 6808 6034
F:+65 6808 6699
E: vishald@aumbiosciences.com
www.aumbiosciences.com